UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 19, 2010
Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., 12th Floor, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Compensation Committee of the Board of Directors approved the 2010, 2011 and 2012 executive compensation program for Richard B. Handler, our Chairman and CEO, and Brian P. Friedman, our Chairman, Executive Committee, on January 19, 2010. A summary of the approved compensation program is attached as Exhibit 10 and incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits
     The following exhibit is furnished with this report:

Number	Exhibit

10	Summary of 2010, 2011 and 2012 executive compensation program for Messrs Handler and Friedman.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.
Date: January 20, 2010	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10	Summary of 2010, 2011 and 2012 executive compensation program for Messrs Handler and Friedman.